                                                                   Exhibit 10.21


                                 LOAN AGREEMENT

                                     Between

                          City of Janesville, Wisconsin

                                       and

                       Simmons Manufacturing Company, Inc.

         Dated as of November 1, 1982

         Certain rights of the Issuer under this Loan Agreement have been assigned to, and are subject to a security interest in favor of, Continental Illinois National Bank and Trust Company of Chicago, as Trustee under a Trust Indenture dated as of November 1, 1982, as amended or supplemented from time to time, between the City of Janesville, Wisconsin, and such Trustee. Information concerning such assignment may be obtained from the Trustee at 30 North LaSalle Street, Chicago, Illinois 60693.

                                TABLE OF CONTENTS

          (This Table of Contents is not a part of the Loan Agreement but is for convenience of reference only)

                                    ARTICLE I

                      Definitions and Rules of Construction

                                                                    Page

     Sec. 1.01.      Definitions ................................... I-1
     Sec. 1.02.      Rules of Construction ........................  I-5

                                   ARTICLE II

                         Representations and Warranties

     Sec. 2.01.      Representations and Warranties
                       of the Issuer ............................... II-1
     Sec. 2.02.   Representations and Warranties of
                           the Corporation ......................... II-2

                                   ARTICLE III

                  Construction of the Project; Issuance of the Bonds

     Sec. 3.01.      Construction of the Project ................... III-1
     Sec. 3.02.      Establishment of Completion Date
     Sec. 3.03.      Agreement to Issue Bonds ...................... III-1
     Sec. 3.04.      Disbursements from Redemption Fund ............ III-1
     Sec. 3.05.      Establishment of Payment of Notes ............. III-1
     Sec. 3.06.      Corporation Required to Pay Cost of
                     Refunding ..................................... III-2
     Sec. 3.07.      Disposition of Balance in Redemption Fund ..... III-2

                                   ARTICLE IV

                  Loans by the Issuer to the Corporation; Repayment;
                     Maintenance; Taxes and Liens; Indemnity

     Sec. 4.01.      Loans by the Issuer; Repayment ................ IV-1
     Sec. 4.02.      Payments to Remarketing Agent and Trustee ..... IV-2
     Sec. 4.03.      Letter of Credit .............................. IV-3
     Sec. 4.04.      No Set-Off .................................... IV-5
     Sec. 4.05.      Prepayments ................................... IV-5
     Sec. 4.06.      Covenant to Maintain Project .................. IV-5

                                       i.

                           TABLE OF CONTENTS--Cont' d.

                                                                        Page

       Sec. 4.07.      Expenses .....................................  IV-6
       Sec. 4.08.      Indemnification ..............................  IV-6
       Sec. 4.09.      Past Due Payments ............................  IV-7
       Sec. 4.10.      Issuance of Other Obligations ................  IV-7

                                    ARTICLE V

                              Further Agreements

       Sec. 5.01.      Covenant to Maintain Corporate Existence .....  V-1
       Sec. 5.02.      Issuer's Covenant to Cooperate ...............  V-1
       Sec. 5.03.      No Warranty by Issuer ........................  V-1
       Sec. 5.04.      Right of Inspection ..........................  V-1
       Sec. 5.05.      Officers of Issuer Not Liable ................  V-2
       Sec. 5.06.      Reimbursement of Accrued Interest and Ex-
                         penses .....................................  V-2
       Sec. 5.07.      Indemnification with Respect to Government
                         Obligations ................................  V-2
       Sec. 5.08.      Annual Reports ...............................  V-2
       Sec. 5.09.      Consent to Assignment ........................  V-2
       Sec. 5.10.      No Interest of Issuer in Project .............  V-3
       Sec. 5.11.      Recording and Filing; Other Instruments ......  V-3
       Sec. 5.12.      Non-Arbitrage Covenant .......................  V-3
       Sec. 5.13.      Provisions Respecting Insurance ..............  V-3
       Sec. 5.14.      Use of Project ...............................  V-3

                                   ARTICLE VI

                                   Assignment


       Sec. 6.01.      Assignment by Corporation ....................  VI-1
       Sec. 6.02.      Assignment by Issuer .........................  VI-2

                                   ARTICLE VII

                         Events of Default and Remedies

       Sec. 7.01.      Events of Default ............................  VII-1
       Sec. 7.02.      Acceleration; Remedies .......................  VII-3
       Sec. 7.03.      Remedies Not Exclusive .......................  VII-3
       Sec. 7.04.      Attorneys' Fees and Expenses .................  VII-3
       Sec. 7.05.      Waivers ......................................  VII-4

                                       ii.

                     TABLE OF CONTENTS--Cont'd. ARTICLE VIII

                             Prepayment of the Loan

                                                                      Page

     Sec. 8.01.       Option to Prepay Loan .......................  VIII-1
     Sec. 8.02.       Mandatory Prepayment ........................  VIII-1
     Sec. 8.03.       Purchase of Bonds ...........................  VIII-1
     Sec. 8.04.       Relative Position of Loan Agreement and
                      Trust Indenture .............................  VIII-2

                                   ARTICLE IX

                                  Miscellaneous

     Sec. 9.01.      Termination ..................................  IX-1
     Sec. 9.02.      Reference to Bonds Ineffective After Bonds
                       Paid .......................................  IX-1
     Sec. 9.03.      Authorized Issuer Representative .............  IX-1
     Sec. 9.04.      Authorized Corporation Representative ........  IX-1
     Sec. 9.05.      Confidential Information .....................  IX-1
     Sec. 9.06.      Notices ......................................  IX-2
     Sec. 9.07.      Binding Effect ...............................  IX-2
     Sec. 9.08.      If Payment or Performance Date a Legal
                       Holiday ....................................  IX-2
     Sec. 9.09.      Severability .................................  IX-3
     Sec. 9.10.      Amendments, Changes and Modifications ........  IX-3
     Sec. 9.11.      Execution in Counterparts ....................  IX-3
     Sec. 9.12.      Applicable Law ...............................  IX-3
     Sec. 9.13.      No Charge Against Issuer Credit ..............  IX-3
     Sec. 9.14.      Issuer Not Liable ............................  IX-3
     Sec. 9.15.      Loan Agreement Supersedes Prior Agreements ...  IX-4
     Sec. 9.16.      Delegation of Duties by Issuer ...............  IX-4

                                    EXECUTION

     Execution by Issuer ..........................................  IX-4
     Execution by Corporation .....................................  IX-4

                                      iii.

         LOAN AGREEMENT

         This LOAN AGREEMENT, dated as of November 1, 1982, by and between the City of Janesville, Wisconsin, a municipal corporation of the State of Wisconsin (herein referred to as the "Issuer" or "City"), and Simmons Manufacturing Company, Inc., a corporation organized and existing under the laws of the State of Delaware and qualified to do business under the laws of the State of Wisconsin (the "Corporation"),

                                   WITNESSETH:

         WHEREAS, Section 66.521, Wisconsin Statutes (the "Act"), has been enacted by the Legislature of Wisconsin; and

         WHEREAS, the Act provides that any incorporated city is authorized and shall have the power to issue industrial development revenue notes and bonds to finance all or any part of the costs of the construction, equipping, re-equipping, acquisition, purchase, installation, reconstruction, rebuilding, rehabilitation, improving, supplementing, replacing, maintaining, repairing, enlarging, extending or remodeling of industrial projects and the improvement of sites therefor and to enter into a revenue agreement with an eligible participant to provide for the payment of the principal of and interest on said notes and bonds; and

         WHEREAS, pursuant to and in accordance with the provisions of the Act, and pursuant to the terms and provisions of an Indenture of Trust dated as of August 1, 1980 (the "Original Indenture") between the Issuer and First Bank (N.A.) - Midland Milwaukee Division (the "Notes Trustee"), the City has issued and sold its Industrial Development Revenue Bond Anticipation Notes, Series A (Simmons Manufacturing Company, Inc. Project), in the aggregate principal amount of $9,500,000 (the "Notes"), to provide funds to loan to the Corporation, pursuant to the terms and provisions of a Loan Agreement, dated as of AuguSt 1, 1980 (the "Original Loan Agreement") between the Issuer and the Corporation, to pay all or a portion of the cost of the acquisition of a "Project" within the meaning of the Act for use as a warehousing and manufacturing facility (hereinafter referred to as the "Project"), which Project is owned and operated by the Corporation; and

         WHEREAS, the Act authorizes the Issuer to issue industrial development revenue bonds of the Issuer to fund the whole or any part of any revenue bonds or notes theretofore issued by the City, including any premium payable with respect thereto and any interest accrued or to accrue thereon, and the Issuer desires to refund the Notes in order to extend the period during which the principal of, premium, if any, and interest on the indebtedness evidenced by the Notes may be paid; and

         WHEREAS, pursuant to and in accordance with the provisions of the Act, by Resolution of its City Council, the Issuer has authorized and undertaken to issue its Floating Rate Demand Industrial Development Revenue Bonds (Simmons Manufacturing Company, Inc. Project), Series 1982 (the "Bonds"), to provide funds to loan to the Corporation to pay the principal of and premium, if any, and interest on the Notes; and

         WHEREAS, the Issuer has undertaken to issue the Bonds and to loan the proceeds from the sale of the Bonds so as to enable the Corporation to deposit with the Notes Trustee amounts sufficient to pay the principal of and premium, if any, and interest on the Notes, and the Corporation agrees to make loan payments hereunder sufficient to pay the principal of, premium, if any, and interest on the Bonds and related expenses;


         NOW THEREFORE, for and in consideration of the premises and the respective covenants, agreements and representations hereinafter contained, the parties hereto agree as follows:

                                   ARTICLE I.

                     Definitions and Rules of Construction.

              Section 1.01. DEFINITIONS. In addition to the words and terms elsewhere defined in this Loan Agreement, the following words and terms shall have the following meanings:

              "Act" means Section 66.521 of the Wisconsin Statutes, as amended from time to time.

              "Alternate Letter of Credit" means an irrevocable letter of credit issued in accordance with Section 4.03(b) hereof.

              "Authorized Corporation Representative" means each of the persons at the time designated to act on behalf of the Corporation by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Corporation by the President or any Vice President of the Corporation.

              "Authorized Issuer Representative" means each of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Corporation and the Trustee containing the specimen signatures of such persons signed on behalf of the Issuer by the City Manager.

              "Bank" means Chemical Bank as the issuer of the Letter of Credit, in its capacity as issuer of the Letter of Credit, its successors in such capacity and their assigns.

              "Bond Counsel" means any firm of nationally recognized bond counsel acceptable to the Issuer and the Corporation.

              "Bond Fund" means the fund created by Section 501 of the Trust Indenture.

              "Bonds" means the bonds of the Issuer authorized to be issued under Section 208 of the Trust Indenture.

              "City" means the Issuer.

              "City Clerk" means the City Clerk or the Deputy City Clerk of the Issuer for the time being, or if there is no City Clerk, then any person designated by the Governing Body, the Constitution of the State of Wisconsin or the charter of the Issuer to perform the functions of City Clerk.

              "City Manager" means the City Manager or the Assistant City Manager of the Issuer for the time being, or if there is no City Manager, then any person designated by the Governing Body, the Constitution of the State of Wisconsin or the charter of the Issuer to perform the functions of City Manager.

         "Code" means the Internal Revenue Code of 1954, as amended.

         "Completion Date" means the date of completion of the acquisition and construction of the Project as that date shall be certified as provided in
     Section 3.02 hereof.

         "Corporation" means Simmons Manufacturing Company, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns and any surviving, resulting or transferee corporation or other entity.

         "Cost" means, without intending thereby to limit or restrict any proper definiton of such word under the Act, all items of cost which are set forth in Section 403 of the Trust Indenture.

         "Eminent Domain" means the taking pursuant to eminent domain or condemnation proceedings, or by any settlement or compromise of such proceedings, or any voluntary conveyance of the Project or any part thereof during the pendency of, or as a result of a threat of, such proceedings.

         "Governing Body" means the City Council of the Issuer as constituted from time to time or if said Council shall be abolished, then the board, body or officer succeeding to the principal functions thereof or to whom the powers of the Issuer shall be given by law.

         "Guaranty" means the Guaranty Agreement, of even date herewith, from Gulf & Western Industries, Inc. to the Trustee, together with any amendments and supplements thereto permitted by the Trust Indenture.

         "Indexing Agent" means the indexing agent appointed in accordance with
     Section 926 of the Trust Indenture.

         "Issuer" means the City of Janesville, Wisconsin, a municipal corporation of the State of Wisconsin duly organized and existing under the Constitution and laws of the State of Wisconsin, and any successor body to the duties and functions of the Issuer.

         "Letter of Credit" means the irrevocable letter of credit issued by the Bank in favor of the Trustee in accordance with Section 4.03 hereof, and, upon the issuance and delivery of an Alternate Letter of Credit in accordance with Section 4.03(b) hereof, "Letter of Credit" shall mean such Alternate Letter of Credit, and upon the termination of the Letter of Credit, "Letter of Credit" shall mean any credit facility having terms substantially the same as those of the Letter of Credit held by the Trustee in accordance with Section 4.03(c) hereof.

         "Loan Agreement" means this Loan Agreement, together with any amendments and supplements hereto permitted by the Trust Indenture.

         "Loan Payments" means the payments required to be made by the Corporation pursuant to Section 4.01 hereof.

         "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, with the approval of the Corporation, by notice to the Corporation and the Trustee.

         "Note Fund" means the "Janesville Note Fund - Simmons Manufacturing Company, Inc. Project" created and established with the Notes Trustee pursuant to the Original Indenture, and used to pay the principal of and premium, if any, and interest on the Notes.

         "Notes" means the Issuer's Industrial Development Revenue Bond Anticipation Notes, Series A (Simmons Manufacturing Company, Inc. Project) issued under the Original Indenture.

         "Notes Trustee" means First Bank (N.A.) - Midland Milwaukee Division, as trustee under the Original Indenture.

         "Original Indenture" means the Indenture of Trust dated as of August 1, 1980, between the Issuer and the Notes Trustee, pursuant to which the Notes were issued and by which they were secured.

         "Original Loan Agreement" means the Loan Agreement dated as of August 1, 1980, between the Issuer and the Corporation, pursuant to which the proceeds of the Notes were loaned to the Corporation in order to finance the cost of the Project.

         "Paying Agent" means any Paying Agent under the Trust Indenture.

         "Payment of the Bonds" means payment of the principal of and premium, if any, and interest on all the Bonds in accordance with their terms, whether through payment at maturity or purchase or redemption or surrender for cancellation or provision for such payment in such a manner that the Bonds shall be deemed to have been paid under the second paragraph of
    Section 1301 of the Trust Indenture.

         "Plans and Specifications" means, collectively, the plans and specifications prepared for the Project as the same may be implemented and detailed from time to time and as the same may be revised from time to time prior to the completion of construction of the Project in accordance with the Original Loan Agreement.

         "Project" means the Project of the Corporation described in Exhibit A to the Original Loan Agreement which has been or is to be acquired, constructed and installed in the City pursuant to the Plans and Specifications.

         "Redemption Fund" means the fund created By Section 401 of the Trust Indenture.

         "Registrar" means the Registrar under the Trust indenture.

         "Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement, of even date herewith, between the Corporation and the Bank, providing for the issuance of the Letter of Credit, and any and all modifications, alterations, amendments and supplements thereto.

         "Remarketing Agent" means the Remarketing Agent appointed under the Trust Indenture.

         "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer with the approval of the Corporation, by notice to the Trustee and the Corporation.

         "State" means the State of Wisconsin.

         "Trust Indenture" means the Trust Indenture, of even date herewith, between the Issuer and the Trustee, as the same may be amended or supplemented in accordance with the terms thereof.

         "Trustee" means the bank or trust company at the time serving as Trustee under the Trust Indenture.

         Section 1.02. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

                (b) Unless the context shall otherwise indicate, the words "Bond", "coupon", "owner", "holder" and "person" shall include the plural as well as the singular number, "person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, and "holder" and "Bondholder" when used herein with respect to Bonds shall mean the holder or registered owner, as the case may be, of Bonds at the time issued and outstanding under the Trust Indenture.


         (c) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity.

         (d) The captions or headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

         (e) All references herein to particular articles or sections are references to articles or sections of this Loan Agreement unless some other reference is established.

         (f) Any inconsistency between the provisions of this Loan Agreement and the provisions of the Trust Indenture shall be resolved in favor of the provisions of the Trust Indenture.

                                   ARTICLE II.

                         Representations and Warranties.




         Section 2.01.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

     The Issuer represents and warrants that:

         (a) It is a municipal corporation of the State of Wisconsin. Under the provisions of the Act and the Constitution of the State of Wisconsin, the Issuer is authorized to enter into, execute and deliver this Loan Agreement and the Trust Indenture, and to undertake the transactions contemplated by this Loan Agreement and the Trust indenture, to issue the Bonds and to carry out its obligations hereunder and under the Trust Indenture. The Issuer has adopted a resolution on November 29, 1982, authorizing the execution and delivery of this Loan Agreement and the Trust Indenture and the issuance of the Bonds.

         (b) It will assist in financing the cost of paying the principal of and premium, if any, and interest on the Notes by loaning to the Corporation the proceeds of the sale of the Bonds. The Corporation has estimated that the cost of paying the principal of and premium, if any, and interest on the Notes will equal or exceed $9,700,000, and on that basis and without any independent investigation thereof, the Issuer agrees to issue the Bonds in the aggregate principal amount of $9,700,000.

         (c) The Bonds will be issued under the Trust Indenture and will mature on such dates and bear interest at such rates and will be subject to redemption at the time and at the redemption prices as set forth in the Trust Indenture.

         (d) It will not assign or pledge the Loan Payments hereunder or any other amounts derived from the Project or pledged pursuant to this Loan Agreement or the Trust Indenture other than to secure the Bonds.

         (e) To the best of its knowledge, information and belief, the Project is of the type permitted by the Act, and the Issuer is issuing the Bonds to accomplish the refunding of the Notes heretofore issued for the purpose of providing funds to loan to the Corporation to pay the cost of the Project so as to achieve the public purposes of the Act.

                   (f) Neither the execution or delivery of this Loan Agreement or the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms hereof will conflict with or result in a breach of any of the terms of, or constitute a default under any ordinance, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is now a party or by which it is bound.

                   (g) All necessary authorizations, approvals, consents and
               other orders of any Wisconsin governmental authority or agency for the execution and delivery by the Issuer of this Loan Agreement have been obtained and are in full force and effect.

         Section 2.02. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation represents and warrants that:

              (a) It is a duly organized and existing corporation and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation to transact business and is in good standing under the laws of the State. The Corporation is not in violation of any provision of its Certificate of Incorporation, as amended, or its By-laws.

              (b) It has the corporate power to enter into this Loan Agreement and perform its agreements hereunder.

              (c) It has duly authorized the execution, delivery and performance of this Loan Agreement.

              (d) Neither the execution or delivery of this Loan Agreement or the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms hereof will conflict with or result in a breach of any of the terms or provisions of, or constitute a material default under, the Corporation's Certificate of Incorporation, its By-laws, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Corporation is now a party or by which it is bound.

              (e) The Corporation has complete and lawful authority to acquire and to operate the Project and has received all governmental permits necessary therefor, required as of this date, and will obtain, if and when required, all necessary governmental and administrative approvals and permits required in the future in connection with the construction and operation of the Project.

         (f) (i) Ninety percent or more of the proceeds of the Notes (after deducting amounts used to pay expenses of issuing such Notes) have been used to pay those items of the Cost of the Project, or portions thereof, which constitute costs of acquisition or improvement of land or costs of acquisition, construction, reconstruction or improvement of property of a character subject to the allowance for depreciation within the meaning of
     Section 103(b)(6)(A) of the Code and the Tax Regulations and (ii) ninety percent or more of the proceeds of the Bonds (after deducting amounts used to pay expenses of issuing such Bonds) will be used to pay or provide for the payment of the principal of and premium, if any, and interest on the Notes.

         (g) As of the date of issuance of the Bonds, the sum of (i) the face amount of all bonds issued under Section 103(b)(6) of the Code, other than the Bonds and the Notes, theretofore issued and presently outstanding with respect to facilities located in the City, or with respect to facilities integrated with or continguous to such facilities, the principal user of which is or will be the Corporation or one or more related persons (as defined in Section 103(b)(6)(C) of the Code), (ii) the aggregate amount of "capital expenditures" (within the meaning of Section 103(b)(6)(D) of the Code) with regard to such facilities paid or incurred during the period beginning three years before the date of the issuance of the Notes (and financed otherwise than out of the proceeds of the Bonds described in clauses (i) and (iii) of this paragraph (g)), and (iii) the aggregate authorized face amount of the Bonds, is less than $10,000,000.

         (h) It presently intends to operate the Project, or cause the Project to be operated, as a warehousing and manufacturing facility, or as otherwise permitted by the Act through the expiration of the term of this Loan Agreement.

         (i) The Project is of the type authorized and permitted by the Act and the estimated Cost of the Project determined in accordance with generally accepted accounting principles exceeds $9,500,000. Subsequent to issuance of the Bonds and the application of the proceeds thereof pursuant to the provisions of the Trust Indenture, the Corporation shall have sufficient funds available to deposit with the Notes Trustee the amounts required to pay the outstanding principal of and premium, if any, and interest on the Notes.

         (j) The Project will be located at all times during the time the loan hereunder is outstanding within the Issuer's corporate boundaries as in existence on the date hereof and the Project has been acquired and constructed by the Corporation as an industrial development facility in accordance with the provisions of the Act.

         (k) All necessary authorizations, approvals, consents and other orders of any governmental authority or agency for the execution and delivery by the Corporation of this Loan Agreement have been obtained and are in full force and effect.

         (1) Construction of the Project began after February 1980, the date on which official action was taken by the Issuer with respect to the issuance of the Notes.

                                  ARTICLE III.

                 Construction of the Project; Issuance of the Bonds.

         Section 3.01. CONSTRUCTION OF PROJECT. The Corporation has acquired and constructed, or has caused to be acquired and constructed, the Project substantially in accordance with the Plans and Specifications therefor.

         Section 3.02. ESTABLISHMENT OF COMPLETION DATE. The Completion Date for the Project has been evidenced to the Trustee by a certificate signed by an Authorized Corporation Representative setting forth the Cost of the Project and stating that, except for amounts not then due and payable or the liability for the payment of which is being contested or disputed by the Corporation, the acquisition and construction of the Project have been completed substantially in accordance with the Plans and Specifications therefor and the Cost of the Project has been paid, which certificate is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

         Section 3.03. AGREEMENT TO ISSUE BONDS. The Issuer agrees that it will use its best efforts to issue, sell and deliver to the purchasers thereof its Bonds for the purpose of paying, with any other available funds provided by the Corporation, the principal of and premium, if any, and interest on the Notes. The proceeds of the Bonds (including accrued interest) shall be delivered to the Trustee for deposit as follows: (a) to the credit of the Bond Fund, an amount equal to the accrued interest, if any, on the Bonds paid by the purchasers thereof, and (b) to the credit of the Redemption Fund, an amount equal to the balance of such proceeds.

         Section 3.04. DISBURSEMENTS FROM REDEMPTION FUND. The Issuer and the Corporation hereby agree that the moneys in the Redemption Fund shall be applied to the payment of the principal of and premium, if any, and interest on the Notes pursuant to the provisions of the Original Indenture in accordance with Article IV of the Trust Indenture and such moneys shall be invested and reinvested in accordance with Article VI of the Trust Indenture.

        Section 3.05. ESTABLISHMENT OF PAYMENT OF NOTES.
     The payment in full of the principal of and premium, if any, and interest on the Notes and any additional amounts required to be paid by the Corporation in connection with the payment of the Notes under the Original Loan Agreement shall be evidenced to the Trustee by a certificate signed by the Notes Trustee setting

                                   III-1
     forth the total amount required to be paid by the Corporation and stating that such amount has been paid.

         Section 3.06. CORPORATION REQUIRED TO PAY COST OF REFUNDING. If the moneys in the Redemption Fund available for the refunding of the Notes should not be sufficient to pay the principal of and premium, if any, and interest on the Notes and any additional amounts required to be paid by the Corporation pursuant to the Original Loan Agreement, the Corporation agrees to pay all that portion of such costs as may be in excess of the moneys available therefor in the Redemption Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Redemption Fund will be sufficient to pay the Notes. The Corporation agrees that if, after exhaustion of the moneys in the Redemption Fund, the Corporation should pay any portion of the amounts required to pay the Notes, it shall not be entitled to any reimbursement thereof from the Issuer or from the Trustee and that it shall not be entitled to any abatement, diminution or postponement of the payments to be made pursuant to Article IV of this Loan Agreement.

         Section 3.07.  DISPOSITION OF BALANCE IN REDEMPTION FUND.  Pursuant to
     Section 406 of the Trust Indenture, as soon as practicable after, and in any event within 60 days from the receipt of, the Certificate mentioned in
     Section 3.05 hereof, all amounts remaining in the Redemption Fund, including any unliquidated investments made with money theretofore deposited in the Redemption Fund, shall, at the written direction of the Corporation, be paid into the Bond Fund and used by the Trustee for the redemption of Bonds at the earliest date permitted by the Trust Indenture, the purchase of Bonds for the purpose of cancellation, the payment of principal on the Bonds or any other purpose which will not impair the validity of the Bonds under the Act or the exemption from Federal income taxation of the interest thereon; provided, however, that if the proceeds of the Bonds remaining in the Redemption Fund after the Trustee' s receipt of the Certificate mentioned in Section 3.05 hereof shall exceed 5% of the principal amount of the Bond issue no such excess shall be transferred to the Bond Fund unless an opinion of Bond Counsel satisfactory to the Trustee is obtained stating that such transfer will not adversely affect the exemption of the interest on the Bonds from Federal income taxation pursuant to Section 103(a) of the Code. After the Trustee's receipt of the certificate mentioned in Section 3.05 hereof and until such time as the proceeds remaining in the Redemption Fund are applied as set forth above, such proceeds shall not be invested at a yield which exceeds the yield on the Bonds except to the extent approved in an opinion of Bond Counsel.

                                      III-2

                                   ARTICLE IV.

          Loans by the Issuer to the Corporation; Repayment; Maintenance; Taxes and Liens; Indemnity.

         Section 4.01. LOANS BY THE ISSUER; REPAYMENT. Upon the terms and conditions of this Loan Agreement the Issuer shall loan the Corporation the proceeds of the sale of the Bonds. The principal amount of such loan shall be equal to the aggregate principal amount of the Bonds.

         The Corporation agrees to repay the loan in installments with respect to each date on which the principal of and the premium, if any, and the interest on the Bonds is payable (whether at maturity, upon acceleration, by redemption or otherwise). On such dates, the Corporation will pay such additional amounts which, together with other moneys available therefor in the Bond Fund, will be sufficient to pay:

              (a) all interest which will become due and payable on the Bonds on such date;

              (b) the principal amount of Bonds, if any, which will become due and payable on such date, whether at maturity, upon acceleration, by redemption or otherwise; and

              (c) amounts, if any, required to pay any applicable redemption premium.

               The Corporation will pay the amounts it is required to pay under this Section directly to the Trustee for deposit in the Bond Fund before the corresponding amounts are due on the Bonds, and for the purposes of this Section 4.01, all drawings by the Trustee under the Letter of Credit shall be deemed to be payment by the Corporation.

         From the date of the original issuance of the Bonds to and including November 15, 1992, the Corporation shall secure the payments hereunder by the delivery of the Letter of Credit to the Trustee simultaneously with the original issuance and delivery of the Bonds. The Corporation hereby authorizes and directs the Trustee to draw moneys under the Letter of Credit in accordance with the provisions of the Trust Indenture to the extent necessary to make any payments as provided therein.

         The Trustee shall not (except as provided in Section 803 of the Trust Indenture) use any of the amounts deposited in the Bond Fund pursuant to this Section for any purpose other than the payment of principal of and premium, if any, and interest on the Bonds payable on the date with respect to which such amounts were deposited.

         Section 4.02. PAYMENTS TO REMARKETING AGENT AND TRUSTEE.
              (a) The Corporation shall pay to the Remarketing Agent amounts equal to the amounts to be paid by the Remarketing Agent pursuant to
          Section 920 of the Trust Indenture in respect of the Bonds, such amounts to be paid by the Corporation to. the Remarketing Agent on the dates such payments pursuant to Section 920 of the Trust Indenture are to be made; provided, however, that the obligation of the Corporation to make any such payment hereunder shall be reduced by the amount of any moneys available for such payment under clause (i), (ii) or (iii) of Section 920(a) of the Trust Indenture or clause (i), (ii) or (iii) of Section 920(b) of the Trust Indenture; and provided, further, that the obligation of the Corporation to make any payment hereunder shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

              (b) The Corporation shall pay to the Trustee amounts equal to the amounts to be paid by the Trustee pursuant to Section 921(a) of the Trust Indenture in respect of the Bonds, such amounts to be paid by the Corporation to the Trustee on the dates such payments pursuant to
          Section 921 (a) of the Trust Indenture are to be made; provided, however, that the obligation of the Corporation to make any such payment hereunder shall be reduced by the amount of moneys available for such payment under clause (i) or (ii) of Section 921(a) of the Trust Indenture; and provided, further, that the obligation of the Corporation to make any payment hereunder shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Bank under the Letter of Credit.

              (c) From the date of the original issuance of the Bonds to and including November 15, 1992, the Corporation shall provide for the payment of the amounts to be paid by the Remarketing Agent pursuant to
          Section 920 of the Trust Indenture, and by the Trustee pursuant to
          Section 921(a) of the Trust Indenture, by the delivery of the Letter of Credit to the Trustee simultaneously with the original issuance and delivery of the Bonds. The Corporation hereby authorizes and directs the Trustee to draw moneys under the Letter of Credit in accordance with the provision of the Trust Indenture to the extent necessary to provide moneys payable if and when due under Sections 920 and 921(a) of the Trust Indenture.

         Section 4.03. LETTER OF CREDIT.

         (a) The Letter of Credit delivered to the Trustee shall be an irrevocable letter of credit of a commercial bank which (or, if such bank does not have outstanding senior long-term debt securities rated by either Moody's or S&P, the parent corporation of which) has outstanding senior long-term debt securities rated by either Moody's or S&P in either of its two highest debt rating categories.

         The Letter of Credit shall be an obligation of the Bank, which shall not expire, except as otherwise provided in this Section 4.03, prior to November 15, 1992, to pay to the Trustee, upon request and in accordance with the terms thereof, up to (i) an amount equal to the aggregate principal amount of the Bonds (A) to pay the principal of the Bonds when due, whether at maturity, upon redemption or acceleration, or otherwise,
     (B) to enable the Trustee to pay the portion of the purchase price of Bonds delivered to it equal to the principal amount of such Bonds or (C) to enable the Remarketing Agent to pay the portion of the purchase price of the Bonds delivered to it equal to the principal amount of such Bonds plus
     (ii) an amount equal to at least 71 days' interest accrued and unpaid on all Bonds plus (iii) an amount equal to the discount from par attributable to any Bonds remarketed by the Remarketing Agent which were purchased pursuant to the provisions of Section 308(c) of the Trust Indenture, provided however, that such amount shall not exceed three-tenths of one percentum (.3%) of the aggregate principal amount of Bonds outstanding.

         The Bank's obligation under the Letter of Credit may be reduced to the extent of any drawing thereunder. The Letter of Credit shall provide, however, that with respect to a drawing by the Trustee to enable the Trustee or the Remarketing Agent to pay the portion of the purchase price of Bonds delivered to it equal to the principal amount of such Bonds, upon reimbursement by the Corporation to the Bank of the amount of such drawing and any interest thereon in accordance with the terms of the Reimbursement Agreement, and provided no event of default under the Reimbursement Agreement has occurred and is continuing, (i) the Trustee shall be entitled to again draw under the Letter of Credit to pay principal of the Bonds an amount equal to the amount that could be drawn under the Letter of Credit if such drawing in respect of purchase price were disregarded and (ii) the Trustee shall be entitled to again draw under the Letter of Credit to enable the Trustee or the

     Remarketing Agent to pay the portion of the purchase price of Bonds delivered to it equal to the principal amount of such Bonds, an amount equal to the amount that could be drawn under the Letter of Credit if such drawing in respect of purchase price were disregarded. The Letter of Credit shall provide, with respect to a drawing by the Trustee to pay interest on the Bonds, including accrued interest on Bonds delivered to it or the Remarketing Agent for purchase, that upon reimbursement by the Corporation to the Bank of the amount of such drawing and any interest thereon in accordance with the terms of the Reimbursement Agreement, and provided no event of default under the Reimbursement Agreement has occurred and is continuing, the Trustee shall be entitled to again draw under the Letter of Credit an amount equal to the amount that could be drawn under the Letter of Credit if such drawing in respect of interest were disregarded. The Letter of Credit shall provide, with respect to a drawing by the Trustee representing the discount from par of the proceeds of any sale by the Remarketing Agent of Bonds, that upon reimbursement by the Corporation to the Bank of the amount of such drawing in accordance with the terms of the Reimbursement Agreement, and provided no event of default under the Reimbursement Agreement has occurred and is continuing, the Trustee shall be entitled to again draw under the Letter of Credit an amount equal to the amount that could be drawn under the Letter of Credit if such drawing with respect to discount were disregarded. The Reimbursement Agreement shall require the Bank to give notice to the Trustee in the event that the Letter of Credit will not be reinstated (in respect of principal, interest or discount) to an amount which equals at least the outstanding principal amount of the Bonds or to an amount which equals at least 71 days' interest accrued and unpaid on the Bonds or to an amount which equals .3% of the aggregate principal amount of the Bonds then outstanding. The Letter of Credit shall provide that, if, in accordance with the terms of the Trust Indenture, the Bonds shall have been declared to be immediately due and payable pursuant to any provision of the Trust Indenture, the Trustee shall be entitled to draw on the Letter of Credit to the extent of the aggregate principal amount of the Bonds, plus an amount sufficient to pay up to 71 days' interest accrued and unpaid on all Bonds, plus an amount sufficient to pay the discount from par received by the Remarketing Agent in remarketing the Bonds, up to but not exceeding three-tenths of one percentum (.3%) of the aggregate principal amount of Bonds outstanding, less amounts paid in respect of interest or discount for which the Letter of Credit shall not have been reinstated.

         (b) At any time prior to November 15, 1992, the Corporation may, at its option, provide for the delivery to the Trustee of an Alternate Letter of Credit. An Alternate Letter of Credit shall be an irrevocable letter of credit, other than the Letter of Credit issued by the Bank and delivered to the Trustee concurrently with the original issuance of the Bonds, issued by a commercial bank, the terms of which shall in all material respects be the same as the Letter of Credit. On or prior to the date of the delivery of an Alternate Letter of Credit to the Trustee, the Corporation shall furnish to the Trustee
          (i) an opinion of Bond Counsel stating that the delivery of such Alternate Letter of Credit to the Trustee is authorized under this Agreement and complies with the terms hereof and (ii) written evidence from Moody's, if the Bonds are rated by Moody's, and S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Alternate Letter of Credit and that the substitution of the proposed Alternate Letter of Credit for the Letter of Credit will not, by itself, result in a reduction of its ratings of the Bonds from those which then prevail.

              (c) The Corporation may, at its election, and with the consent of the Bank, provide for one or more extensions of the Letter of Credit for any period commencing after November 15, 1992 or may, after such date, provide another credit facility having terms substantially the same as those cf the Letter of Credit and one or more extensions thereof.

         Section 4.04. NO SET-OFF. The obligation of the Corporation to make the payments required by Section 4.01 shall be absolute and unconditional. The Corporation will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the Corporation may have or assert against the Issuer, the Remarketing Agent, the Trustee, any holder of a Bond or coupon or any other person.

         Section 4.05. PREPAYMENTS. The Corporation may at any time prepay all or any part of the amounts it is required to pay under Section 4.01 as provided in Section 8.01, and the Corporation shall be obligated to prepay the entire amount payable under Section 4.01 as provided in Section 8.02.

         Section 4.06. COVENANT TO MAINTAIN PROJECT. The Corporation will at its own expense maintain, preserve and keep the Project with the appurtenances and every part and parcel thereof, in good repair, working order and condition and will from time to time make or cause to be made all necessary and proper repairs, replacements and renewals; provided, however, that the Corporation will have no obligation to maintain, preserve, repair, replace or renew any element or unit of the Project the maintenance, repair, replacement or renewal of which becomes uneconomic to the Corporation because of damage or destruction or obsolescence, or change in economic or business conditions, or change in government standards and regulations, or the termination by the Corporation of the operation of the production facilities to which the element or unit of the Project is an adjunct. The Corporation will pay all costs and expenses of operation of the Project.

         The Corporation may also, at its own expense, make from time to time any additions, modifications or improvements to the project that it may deem desirable for its business purposes and that do not materially impair the effective use of the Project.

         Additional equipment ahd other facilities (i) which are not described in Exhibit A of the Original Loan Agreement as part of the Project and are not financed from the proceeds of the Bonds or (ii) which do not constitute an integral part of improvements, equipment or other facilities referred to in clause (i) of this paragraph shall not become part of the Project by virtue of their location on the site of the Project or their affixation to a part of the Project or their use in connection with the Project.

         The Corporation covenants that as long as it operates the Project it will maintain and operate the Project as a "Project" within the meaning of the Act as in effect on the date hereof.

         Section 4.07. EXPENSES. The Corporation will pay, with respect to this Loan Agreement, the Trust Indenture and any transaction or event contemplated hereby or thereby or in connection with the issuance of the Bonds, all reasonable fees and expenses of the Issuer, the Trustee, any Paying Agent, the Registrar, the Remarketing Agent, the Indexing Agent and any rating agency, including the reasonable compensation and the expenses and disbursements of their counsel.

         Section 4.08. INDEMNIFICATION. The Corporation releases the Issuer, the Trustee and the Remarketing Agent from, agrees that the Issuer, the Trustee and the Remarketing Agent shall not be liable for, and agrees to indemnify and hold the Issuer, the Trustee and the Remarketing Agent free and harmless from, any liability for any loss or damage to property or any injury to or death of any Person that may be occasioned by any cause whatsoever pertaining to the Project, except in any case as a result of the negligence or bad faith of the Issuer, the Trustee or the Remarketing Agent.

     The Corporation will indemnify and hold the issuer and its officials, the Trustee, the Remarketing Agent and the Indexing Agent free and harmless from any loss, claim, damage, tax, penalty, liability (including but not limited to liability for any patent infringement), disbursement, litigation expenses, attorneys' fees and expenses or court costs arising out of, or in any way relating to, the execution or performance of this Loan Agreement, the issuance or sale of the Bonds, actions taken under the Trust Indenture or any other cause whatsoever pertaining to the Project or to the refunding of the Notes, except in any case as a result of the negligence, bad faith, malfeasance or nonfeasance of the Issuer, such officials, the Trustee, the Remarketing Agent or the Indexing Agent.

         If any claim is made which in the opinion of the Corporation might result in the Corporation becoming liable to indemnify a party hereunder, the Corporation may at its option and expense undertake full responsibility for the defense of such claim with counsel of its choosing and may contest or settle such claim on such terms as it may elect in its sole discretion. It shall be a condition to a party's right to indemnification hereunder that, upon request by the Corporation, such party shall have delivered to the Corporation such reasonable consents, powers of attorney, assignments and other documents, and shall have taken such other steps, as in the opinion of counsel for the Corporation may be necessary or desirable to enable the Corporation to conduct such defense or to effect such settlement. This Section shall survive the term of this Loan Agreement with respect to the Issuer.

         Section 4.09. PAST DUE PAYMENTS. In the event the Corporation shall fail to pay amounts required to be paid under Section 4.01, any such amounts attributable to principal of the Bonds shall continue to bear interest from the maturity date or redemption date on the Bonds to which such defaulted amounts relate at the rate of interest on such Bonds.

         Section 4.10. ISSUANCE OF OTHER OBLIGATIONS. The Issuer and the Corporation expressly reserve the right, at their discretion, to enter into, to the extent permitted by law, an agreement or agreements other than this Loan Agreement with respect to the issuance by the Issuer, under an indenture or indentures other than the Trust Indenture, of obligations to provide additional funds to pay the Cost of construction of the Project or to refund all or any Principal amount of the Bonds, or any combination thereof.

                                   ARTICLE V.

                               Further Agreements.

         Section 5.01. COVENANT TO MAINTAIN CORPORATE EXISTENCE. The Corporation covenants that so long as any Bonds are outstanding it will not dispose of all or substantially all its assets and will not consolidate with or merge into another corporation; provided, however, that the Corporation may consolidate with or merge into another corporation, or transfer to another corporation all or substantially all its assets, if the successor or transferee corporation irrevocably and unconditionally assumes in writing all the obligations of the Corporation here in and such successor or transferee corporation is organized or qualified to do business under the laws of the State of Wisconsin.

         Section 5.02. ISSUER'S COVENANT TO COOPERATE. In the event it may be necessary, for the proper performance of this Loan Agreement, on the part of the Issuer or the Corporation, that any application or applications for any permit or license to do or to perform certain things be made to any governmental or other agency by the Corporation or the Issuer, the Corporation and the Issuer each agree to cooperate in such matters; provided, however, that the Issuer and the Corporation are bound to the agreement of this Section 5.02 only in the case of reasonable requests for assistance.

         Section 5.03. NO WARRANTY BY ISSUER. The Issuer makes no warranty, either express or implied, as to the condition of the Project or that it will be suitable for the Corporation's purpose or needs or that the proceeds of the Bonds will be sufficient to pay the principal of and premium, if any, and interest on the Notes or to reimburse the Corporation for costs incurred in connection therewith. The Issuer further makes no representation or warranty, either express or implied, as to the financial condition of the Corporation or its ability to make installment payments under this Loan Agreement sufficient to pay the principal of and interest on the Bonds as and when the same shall become due.

         Section 5.04. RIGHT OF INSPECTION. The Corporation agrees that the Issuer, the Trustee and their duly authorized agents shall have the right at all reasonable times to enter upon and examine and inspect the Project, subject to the provisions of Section 4.06 hereof, to determine whether the Project continues to constitute a "Project" within the meaning of the Act. The Issuer and Trustee shall also be permitted, at all reasonable times, to examine the Plans and Specifications and the other books and records of the Corporation with respect to the Project in connection with the transactions contemplated by this Loan Agreement and the Trust

     Indenture. The aforesaid rights of examination and inspection shall be exercised only upon such reasonable and necessary terms and conditions as the Corporation shall prescribe, which conditions shall be deemed to include, but not be limited to, those necessary to protect the Corporation's trade secrets and proprietary rights.

         Section 5.05. OFFICERS OF ISSUER NOT LIABLE. All covenants, stipulations, promises, agreements and obligations of the Issuer contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Issuer and not of any member of the Governing Body of the Issuer or any officer, official, agent, servant or employee of the Issuer in his individual capacity, and no recourse shall be had for the payment of the principal of or premium, if any, or interest on the Bonds or for any claim based thereon or hereunder against any member of the Governing Body of the Issuer or any officer, official, agent, servant or employee of the Issuer or any natural person executing the Bonds. Neither any member of the Governing Body of the Issuer nor any person executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds.

         Section 5.06. REIMBURSEMENT OF ACCRUED INTEREST AND EXPENSES. If the Trustee shall use moneys in the Bond Fund to pay the purchase price of the Bonds pursuant to the Trust Indenture, the Corporation shall, upon demand, pay to the Trustee for deposit in the Bond Fund the amount of accrued interest on the Bonds so purchased and, within 30 days of any such purchase, all expenses incurred by the Trustee in connection with such purchase.

         Section 5.07. INDEMNIFICATION WITH RESPECT TO GOVERNMENT OBLIGATIONS. If the Corporation shall elect to deposit Government Obligations with the Trustee pursuant to Section 1301 of the Trust Indenture, the Corporation shall pay and shall indemnify and hold harmless the Trustee, the Issuer and each holder of the Bonds against any tax, fee or other charge imposed upon or assessed against such Government Obligations or the principal thereof, or premium, if any, and interest received thereon.

         Section 5.08. ANNUAL REPORTS. The Corporation shall furnish a copy of Gulf & Western Industries, Inc.'s annual report to the Trustee and to the Issuer within 120 days following the completion of each fiscal year of Gulf & Western Industries, Inc.

         Section 5.09. CONSENT TO ASSIGNMENT. The Corporation consents to the assignment made by the Issuer of certain of its rights under this Loan Agreeement to the Trustee in the Trust Indenture, and agrees to perform its duties under sections 902, 905, 917 and 927 of the Indenture.

         Section 5.10. NO INTEREST OF ISSUER IN PROJECT. The Issuer shall not have any rights to or interest in the Project, which shall be the sole and exclusive property of the Corporation.

         Section 5.11.  RECORDING AND FILING; OTHER INSTRUMENTS.

         (a) The Corporation shall, at its own cost, file and re-file and record and re-record or cause to be filed and re-filed and recorded and rerecorded all instruments required to be filed and re-filed and recorded or re-recorded to the effect that all financing statements, continuation statements, notices and other instruments required by applicable law have been recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order fully to preserve and protect the rights of the Trustee in the assignment of certain rights of the Issuer under this Loan Agreement to the Trustee, as against creditors of, or purchasers for value from, the Issuer or the Corporation.

         (b) The Trustee and the Issuer shall execute and deliver all instruments and shall furnish all information and evidence reasonably deemed necessary or advisable by the Corporation to enable it to satisfy the requirements of subsection (a) of this Section.

         Section 5.12. NON-ARBITRAGE COVENANT. Neither the Corporation nor the Issuer shall take any action, and the Corporation covenants that it will not request the Trustee to take any action or make any investment or use of the proceeds of the Bonds, which would cause the Bonds to be "arbitrage bonds" within the meaning of Section 103(c) of the Code and the Tax Regulations as the same may be applicable to the Bonds at the time of such action, investment or use.

         Section 5.13. PROVISIONS RESPECTING INSURANCE. The Corporation covenants that, throughout the term of this Loan Agreement, it shall keep the Project insured at all times against such risks and for such amounts as are customarily insured against by businesses of like size and type (other than business interruption insurance), and will pay all premiums due in respect thereto.

         Section 5.14. USE OF PROJECT. The Corporation will use the Project only in furtherance of lawful corporate purposes of the Corporation.

                               ARTICLE VI.

                               Assignment.



         Section 6.01. ASSIGNMENT BY CORPORATION. The Project may be sold, leased or otherwise transferred as a whole or in part, and any proceeds thereof retained by the Corporation without the necessity of obtaining the consent of the Issuer, and this Loan Agreement may be assigned in whole or in part, subject, however, to the following conditions:

              (a) no sale, assignment or lease shall relieve the Corporation from the obligation to make the payments required by Section 4.01 hereof;

              (b) the Corporation shall, not more than sixty (60) nor less than thirty (30) days prior to the effective date of any such sale, assignment or lease, furnish or cause to be furnished to the Issuer and to the Trustee a true and complete copy of each such contract of sale, assignment or lease and assumption of obligations;

              (c) the assignee shall, in a certificate delivered to the Issuer and the Trustee, which certificate shall be in a form reasonably satisfactory to the Issuer and the Trustee, expressly assume, and agree to pay and to perform, all of the obligations of the Corporation under this Loan Agreement which shall have been assigned to it except the obligation to make the payments required by Section 4.01 hereof; provided that the Corporation shall remain primarily liable for the performance and observance of the other agreements on its part herein provided to be performed and observed by the Corporation to the same extent as though no assignment had been made;

              (d) the assignee shall deliver to the Issuer and the Trustee a certificate executed by its chief financial officer stating that none of the obligations, covenants and performances under this Loan Agreement assumed by it will conflict with, or constitute on the part of such assignee a breach of or default under, any indenture, mortgage, agreement or other instrument to which such assignee is a party or by which it is bound, or any existing law, rule, regulation, judgment, order or decree to which such assignee is subject; and

              (e) the assignee shall agree to operate the Project through the expiration of the term of this Loan Agreement and subsequent to such assignment the use of the Project shall be consistent with the Act.

               Section 6.02. ASSIGNMENT BY ISSUER. By the provisions of the Trust Indenture, the Issuer will assign its rights under and interest in this Loan Agreement (except its rights to receive notices, reports and other statements given both to the Issuer and the Trustee, its rights under Sections 4.07, 4.08, 5.07 and 7.04 hereof to payment of certain costs and expenses and to indemnification, and to individual and corporate rights to exemption from liability under Sections 9.13 and 9.14 hereof) and will pledge and assign any payments, receipts and revenues receivable by it (except as aforesaid) under or pursuant to this Loan Agreement and income earned by the investment of funds held under the Trust Indenture, to the Trustee as security for payment of the principal of and premium, if any, and interest on the Bonds. Except as provided in this Section 6.02, the Issuer will not sell, assign, transfer, convey or otherwise dispose of its interest in this Loan Agreement or the payments, receipts and revenues of the Issuer derived hereunder.

                                  ARTICLE VII.

                         Events of Default and Remedies.

         Section 7.01. EVENTS OF DEFAULT. The following shall be "Events of Default" under this Loan Agreement, and the term "Events of Default" shall mean, whenever used with reference to this Loan Agreement, any one or more of the following occurrences:

              (a) failure by the Corporation to pay the amounts required to be paid with respect to principal of or premium, if any, or interest on the Bonds when the same shall become due and payable at maturity, upon redemption, by acceleration or otherwise; or

              (b) failure by the Corporation to pay when due any payment required to be made under this Loan Agreement other than payments under Section 4.01 hereof, which failure shall continue for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Corporation by the Issuer or the Trustee, unless the Issuer shall agree in writing to an extension of such time prior to its expiration; or

              (c) failure by the Corporation to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a) and (b) of this Section, which failure shall continue for a period of ninety (90) days after written notice, specifying such failure and requesting that it be remedied, is given to the Corporation by the Issuer or the Trustee, unless the Issuer shall agree in writing to an extension of such time prior to its expiration; provided, however, that if such failure cannot be corrected within such ninety (90) day period, it shall not constitute an Event of Default if corrective action is instituted by the Corporation within such period and is being diligently pursued; or

              (d) an event of default under the Guaranty; or

              (e) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Corporation in an involuntary case under federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (f) the commencement by the Corporation of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the taking of corporate action by the Corporation in furtherance of any of the foregoing.

     The foregoing provisions of subsections (b) and (c) of this Section are subject to the following limitations: if by reason of Force Majeure, the Corporation is unable in whole or in part to carry out any of its agreements herein contained, failure of the Corporation to carry out any such agreements other than the obligations on the part of the Corporation contained in Sections 4.01 and 5.01 hereof, shall not be deemed an Event of Default during the continuance of such inability, including a reasonable time for the removal of the effect thereof.

         The term "Force Majeure" shall mean, without limitation, the following:

              (a) acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States, the State or the City or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; war; insurrections; civil disturbances; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; droughts; floods; washouts; arrests; restraint of government and people; explosions; breakage, malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies or transportation; or

              (b) any cause, circumstance or event not reasonably within the control of the Corporation.

         The Corporation agrees, however, to use its best efforts to remedy with all reasonable dispatch Force Majeure preventing it from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Corporation, and the Corporation shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the

                                      VII-2
     demands of the opposing party or parties when such course is in the judgment of the Corporation unfavorable to the Corporation.

         Section 7.02. ACCELERATION; REMEDIES. Whenever any Event of Default specified in Sections 7.01(a), (b) or (e) hereof shall have happened and be continuing, any one or more of the following remedial steps may be taken, provided that written notice of the default has been given to the Corporation by the Issuer or the Trustee and the default has not theretofore been cured and provided further that no remedial steps shall be taken by the Issuer the effect of which would be to entitle the Issuer to funds for the payment of principal of and interest on Bonds which have not yet matured or otherwise become due unless such principal and interest shall have been declared due and payable in accordance with the Trust Indenture and such declaration shall not have been rescinded.

              (a) The Issuer may at its option declare all unpaid amounts payable under Section 4.01 hereof to be immediately due and payable, whereupon the same shall become immediately due and payable.

              (b) The Issuer may take any action at law or in equity to collect the payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Corporation under this Loan Agreement.

         Any amounts collected pursuant to action taken under this Section shall be applied in accordance with the Trust Indenture.

         Section 7.03. REMEDIES NOT EXCLUSIVE. No remedy conferred upon or reserved to the Issuer in connection with the loan to the Corporation pursuant to this Loan Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy either given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as it may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

         Section 7.04. ATTORNEYS' FEES AND EXPENSES. If an Event of Default shall occur and the Issuer or the Trustee shall employ attorneys or incur other expenses for the collection

                                     VII-3
     of payments due hereunder or for the enforcement of performance or observance of any obligation or agreement on the part of the Corporation contained herein, the Corporation will on demand therefor reimburse the reasonable fees of such attorneys and such other expenses so incurred.

         Section 7.05. WAIVERS. In the event that any agreement contained herein shall be breached by either party and such breach shall thereafter be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Issuer's rights under and interest in this Loan Agreement to the Trustee by the provisions of the Trust Indenture, the Issuer shall have no power to waive any default hereunder by the Corporation without the consent of the Trustee to such waiver. Notwithstanding the foregoing, if, after the maturity of the outstanding Bonds shall have been accelerated by the Trustee upon occurrence of an event of default under the Trust Indenture, all arrears of interest on the outstanding Bonds and interest on overdue installments of principal, premium, if any, and (to the extent permitted by law) interest at a rate per annum which is equal to the highest rate per annum borne by the Bonds and the principal and premium (if any) on all Bonds then outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Trust Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, all other things shall have been performed in respect of which there was a default, there shall have been paid the reasonable fees and expenses of the Trustee and of the holders of such Bonds, including reasonable attorneys' fees paid or incurred and such event of default under the Trust Indenture shall be waived in accordance with the provisions of Section 814 of the Trust Indenture with the consequence that under such Section such acceleration is rescinded, then the Corporation's default hereunder shall be waived without further action by the Trustee or the Issuer.

                                      VII-4

                                  ARTICLE VIII.

                             Prepayment of the Loan.

         Section 8.01. OPTION TO PREPAY LOAN. (a) The Corporation shall nave, and is hereby granted, an option to prepay in full the amounts payable in respect of the Bonds under Section 4.01 hereof at any time by taking, or causing the Issuer to take, the actions required for Payment of the Bonds.

         (b) The Corporation shall have, and is hereby granted, the option to prepay all or any portion of the amounts payable under Section 4.01 hereof at any time by taking, or causing the Issuer to take, the actions required
     (i) for Payment of the Bonds or (ii) to effect a partial redemption of the Bonds.

         (c) To exercise an option granted in subsection (a) or (b) of this Section, the Corporation shall give written notice to the Issuer and the Trustee which shall specify therein (i) the date of such prepayment, which shall not be less than forty-five (45) days from the date the notice is mailed, (ii) the amount to be prepaid and (iii) if Bonds are to be redeemed pursuant to the Trust Indenture, (A) the date of redemption, (B) the principal amount of the Bonds to be redeemed, and (C) the applicable redemption provision of the Trust Indenture.

         Section 8.02. MANDATORY PREPAYMENT. The Corporation shall be obligated, and agrees, to prepay the entire amount, or such portion as may be required, of the amount payable under Section 4.01 whenever the Issuer is required to take actions for Payment of the bonds.

         Section 8.03. PURCHASE OF BONDS. An Authorized Corporation Representative may at any time, and from time to time, direct the Trustee by written notice to apply any moneys remaining in the Bond Fund after payment of the principal of and premium, if any, and interest on all the Bonds then due, together with any additional moneys furnished to the Trustee for this purpose, to the payment of the purchase price of Bonds. In addition, the Corporation may at any time, and from time to time, deposit moneys with the Remarketing Agent or to the Bond Fund, accompanied by a notice directing such moneys to be applied to the purchase of Bonds delivered pursuant to Section 308 of the Trust Indenture, which Bonds shall, at the direction of the Corporation, be delivered in accordance with
     Section 922 of the Trust Indenture.

                                     VIII-1

               Section 8.04. RELATIVE POSITION OF LOAN AGREEMENT AND
     TRUST INDENTURE. The rights and the obligations of the Corporation in this
     Article VIII shall be and remain prior and superior to the Trust Indenture and may be exercised or shall be fulfilled, as the case may be, whether or not the Corporation is in default hereunder, provided that such default will not result in non fulfillment of any condition to the exercise of any such right or obligation.

                                     VIII-2

                                   ARTICLE IX.

                                 Miscellaneous.

         Section 9.01. TERMINATION. Except as otherwise specifically provided in
     Section 4.08 hereof, this Loan Agreement shall terminate upon (i) Payment of the Bonds, and (ii) payment or satisfaction of all other obligations incurred by the Issuer or the Corporation under this Loan Agreement, including (without limitation) interest, premiums and other charges, if any, thereon. Upon such termination, any amounts remaining in the Bond Fund and any other fund established under the Trust Indenture not needed for payment of the aforesaid items shall belong to and be paid to the Corporation by the Trustee in accordance with the provisions of the Trust Indenture.

         Section 9.02. REFERENCE TO BONDS INEFFECTIVE AFTER BONDS PAID. Upon Payment of the Bonds, including all fees and charges of the Trustee, all references in this Loan Agreement to the Bonds and the Trustee shall be ineffective and the Trustee, the Issuer and the holders of any of the Bonds shall not thereafter have any rights hereunder, excepting those that shall have theretofore vested.

         Section 9.03. AUTHORIZED ISSUER REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Corporation, such approval shall be made or such action shall be taken by an Authorized Issuer Representative; and the Corporation and the Trustee shall be authorized to act on any such approval or action.

         Section 9.04. AUTHORIZED CORPORATION REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Corporation is required or the Corporation is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by an Authorized Corporation Representative; and the Issuer and the Trustee shall be authorized to act on any such approval or action.

         Section 9.05. CONFIDENTIAL INFORMATION. The Corporation shall not be required to disclose, or to permit the Issuer, the Trustee or others to acquire access to, any trade secrets of the Corporation or any other processes, techniques or information deemed by the Corporation to be proprietary or confidential.

         Section 9.06. NOTICES. All notices, certificates, requests or other communications between the Issuer, the Corporation and the Trustee required to be given hereunder or under the Trust Indenture shall be sufficiently given and shall be deemed given when mailed by registered mail, postage prepaid, addressed as follows:

     If to the Issuer:           City of Janesville
                                 18 North Jackson Street
                                 Janesville, Wisconsin 53545
                                 Attention: City Manager

     If to the Corporation:      Simmons Manufacturing Company, Inc.
                                 1809 Adel Street
                                 Janesville, Wisconsin 53545
                                 Attention: Operations Manager

     with a copy to:             Gulf & Western Industries, Inc.
                                 1 Gulf & Western Plaza
                                 New York, New York 10023
                                 Attention: Senior Vice President
                                    and Treasurer

     If to the Trustee:          Continental Illinois National
                                 Bank and Trust Company of Chicago
                                 Corporate Trust Department
                                 30 North Lasalle Street
                                 Chicago, Illinois 60693
                                 Attention: Corporate Trust Department


     A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Corporation or the Trustee shall also be given to each of the others. The Corporation, the Issuer and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         Section 9.07. BINDING EFFECT. This Loan Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Corporation and their respective successors and assigns, subject, however, to the provisions contained in Sections 5.01 and 6.01.

         Section 9.08. IF PAYMENT OR PERFORMANCE DATE A LEGAL HOLIDAY. If the date for making payment, or the last date for Performance of any act or the exercising of any right, as provided in this Loan Agreement, shall be a legal holiday or a day on which banking institutions in the State of Illinois are authorized by law to remain closed such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized by law to remain closed, with the same force and effect as if done on the nominal date provided in this Loan Agreement, and no interest shall accrue for the period after such nominal date.

               Section 9.09. SEVERABILITY. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 9.10. AMENDMENTS, CHANGES AND MODIFICATIONS. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Loan Agreement may not be amended, changed, modified, altered or terminated except in accordance with the Trust Indenture.

         Section 9.11. EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all or which shall constitute but one and the same instrument.

         Section 9.12. APPLICABLE LAW. This Loan Agreement shall be governed by and construed in accordance with the laws of the State, except that the rights, limitations of rights, immunities, duties and obligations of the Trustee shall be governed by and construed in accordance with the laws of the State of Illinois.

         Section 9.13. NO CHARGE AGAINST ISSUER CREDIT. No provision hereof shall be construed to impose a charge against the general credit of the Issuer or shall impose any personal or pecuniary liability upon any director, official or employee of the Issuer.

         Section 9.14. ISSUER NOT LIABLE. Notwithstanding any other provision of this Loan Agreement (a) the Issuer shall not be liable to the Corporation, the Trustee, any holder of any of the Bonds, or any other person for any failure of the Issuer to take action under this Loan Agreement unless the Issuer (i) is requested in writing by an appropriate person to take such action and (ii) is assured of payment of or reimbursement for any expenses in such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or mandatory injunction, neither the Issuer nor any officer, official, employee or agent of the Issuer shall be liable to the Corporation, the Trustee, any holder or owner of any of the Bonds, or any other person for any action taken by it or by its officers, servants, agents or employees, or for any failure to take action under this Loan Agreement or the Trust Indenture. In acting under this Loan Agreement, or in refraining from acting under this Loan Agreement, the Issuer may conclusively rely on the advice of its legal counsel.
                                   IX-3

         Section 9.15. LOAN AGREEMENT SUPERSEDES PRIOR AGREEMENTS. Upon payment of the principal of and premium, if any, and interest on the Notes, together with any expenses relating to the redemption of such Notes and any other amounts which are required to be paid by the Corporation under the terms of the Original Loan Agreement, this Loan Agreement shall supersede any other prior agreements or understandings, written or oral, between the parties with respect to the Project.

         Section 9.16. DELEGATION OF DUTIES BY ISSUER. It is agreed that under the terms of this Loan Agreement and also under the terms of the Trust Indenture the Issuer has delegated and assigned certain of its duties hereunder to the Corporation and to the Trustee. The fact of such delegation shall be deemed a sufficient compliance by the Issuer to satisfy the duties so delegated and the Issuer shall not be liable in any way by reason of acts done or omitted by the Corporation, the Authorized Corporation Representative or the Trustee. The Issuer shall have the right at all times to act in reliance upon the authorization, representation or certification of the Authorized Cot-potation Representative or the Trustee.


         IN WITNESS WHEREOF, the Issuer and the Corporation have caused this Loan Agreement to be executed in their respective legal names and their respective corporate seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.

                                          CITY OF JANESVILLE, WISCONSIN

     [SEAL]
                                     By: /s/
                                         ----------------------------------
                                                  City Manager
     Attest:

          /s/
    -------------------------------
           City Clerk


                                      SIMMONS MANUFACTURING COMPANY, INC.


     [SEAL]

                                     By: /s/
                                         -----------------------------------
                                                Vice President


    Attest:

           /s/
    ------------------------
          Secretary

                                                                       EXHIBIT A

                           DESCRIPTION OF THE PROJECT
                           --------------------------


      I. Project Site

         Located at 1809 Adel Street, Janesville, Wisconsin.

     II. Building

         Approximately 284,000 square foot manufacturing facility located on the Project Site (formerly known as the Hough Manufacturing Company Plant).

    III.  Machinery and Equipment

          1.  Pocket Machines               7. BWC Radius
          2.  United Border with Tacker     8. Wells Single End Coiler:
          3.  Slitter                       9. Tempering Oven
          4.  Scroll (Cash Twin)           10. Q/S Tufting
          5.  Pathe (84" wide)             11. Conveyors
          6.  K/S Tufting                  12. Fork Lifts